SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      August 2, 2004



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission file        (IRS Employer
   of incorporation)                    number)          identification No.)





  2222 Wellington Court, Lisle, Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550



















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Item 5.    Other Events and Regulation FD Disclosure.


        On August 2, 2004, Molex Incorporated (the "Company") issued a press release announcing that the Board of Directors has authorized a 50 percent increase in the Company's quarterly cash dividend. The Board also authorized the purchase of up to an aggregate value of $100 million of the Company's outstanding Common and Class A stock during the fiscal year ending June 30, 2005. The press release is furnished as Exhibit 99 hereto and incorporated herein by reference.






















                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 2, 2004                          MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:       /s/ DIANE S. BULLOCK
                                            _______________________
                                            Diane S. Bullock
                                            Vice President, Treasurer
                                            and Chief Financial Officer




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Exhibit Index


Exhibit No.       Description

   99           Press release issued by Molex Incorporated on August 2,
                   2004





































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